SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 1, 2005

MASSEY ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 1, 2005, Massey Energy Company (the “Registrant”) was notified by James H. “Buck” Harless of his resignation from the Board of Directors. Mr. Harless informed the Registrant that he was resigning for personal reasons in order to be able to devote more time to the direction of his own company. Mr. Harless served as a member of the Registrant’s Governance and Nominating Committee and as Chairman of the Public and Environmental Policy Committee where he helped to develop and support the Registrant’s related public and environmental policies, as well as participating in discussions with the Registrant about the best methods for pursuing these policies. The Registrant believes that occasional disagreements about company strategy relating to regulatory challenges and related issues may have contributed to Mr. Harless’ decision to resign. Mr. Harless expressed continued support for the Registrant’s management and Board of Directors in the Registrant’s press release issued on February 7, 2005.

On February 7, 2005, the Board of Directors of the Registrant duly appointed Mr. James B. Crawford as a Class I director to serve until the Annual Meeting of the Registrant’s shareholders in 2006. His board committee assignments will be made at an upcoming meeting of the Governance and Nominating Committee. Mr. Crawford, 62, has served since 2004 as a consultant for Evan Energy Investment Company LC, a Virginia based company with coal interests in China and Venezuela. He served as Chairman and Chief Executive Officer of James River Coal Company from its founding in 1988 to 2003. Prior to joining James River Coal, Mr. Crawford served as President and Chief Executive Officer for Transco Coal Company from 1982 to 1988. Previously, he served as Senior Vice President for Transco Energy Company from 1981 to 1982. Mr. Crawford served as a director of A.T. Massey Coal Company, Inc. from 1974 to 1981, as Executive Vice President from 1980 to 1981 and as Vice President-Finance from 1974 to 1980. Mr. Crawford graduated from Colby College with a B.A. in Economics in 1964 and an M.A. in 1990. Mr. Crawford is Chair of the Board of Trustees of Colby College, having served on the board since 1990. He also serves on the board of Dominion Companies, Inc.

The Registrant’s press release dated February 7, 2005 and Mr. Harless’ resignation letter dated February 2, 2005 are attached as Exhibit 99.1 and Exhibit 99.2, respectively and both are incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated February 7, 2005 issued by the Registrant entitled “Massey Energy Announces Board Changes.”

99.2	Resignation letter of Mr. Harless dated February 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: February 7, 2005	By:	/s/ Thomas J. Dostart
	Name:	Thomas J. Dostart
	Title:	Vice President, General Counsel & Secretary

Exhibit Index

99.1	Press release dated February 7, 2005 issued by the Registrant entitled “Massey Energy Announces Board Changes.”

99.2	Resignation letter of Mr. Harless dated February 2, 2005.